                                                                     Exhibit 14

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints SEAN T. LEONARD and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which AMERICAN GENERAL LIFE INSURANCE COMPANY serves as Depositor and AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional insurance policies and annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

Registrant Name                        File Nos.
---------------                        -----------------------
AGL SEPARATE ACCOUNT VL-R              333-129552 / 811-08561

                                       333-118318 / 811-08561

                                       333-109613 / 811-08561

                                       333-103361 / 811-08561
                                        333-82982 / 811-08561
                                        333-80191 / 811-08561
                                        333-65170 / 811-08561
                                        333-43264 / 811-08561
AGL SEPARATE ACCOUNT D                  333-25549 / 811-02441
AGL SEPARATE ACCOUNT VUL-2             333-102300 / 811-06366
                                       333-102299 / 811-06366

PETER D. HANCOCK
-------------------------------------        Director and Chairman        April 28, 2011
PETER D. HANCOCK

PETER J. EASTWOOD
-------------------------------------    Director, President and Chief    April 28, 2011
PETER J. EASTWOOD                              Executive Officer

SEAN T. LEONARD
-------------------------------------  Director, Chief Financial Officer  April 27, 2012
SEAN T. LEONARD                            and Senior Vice President

JAMES BRACKEN
-------------------------------------              Director               April 28, 2011
JAMES BRACKEN

JOHN Q. DOYLE
-------------------------------------              Director               April 28, 2011
JOHN Q. DOYLE

DAVID N. FIELDS
-------------------------------------              Director               April 28, 2011
DAVID N. FIELDS

DAVID L. HERZOG
-------------------------------------              Director               April 28, 2011
DAVID L. HERZOG

MONIKA M. MACHON
-------------------------------------              Director               April 28, 2011
MONIKA M. MACHON

RALPH W. MUCERINO
-------------------------------------                Director                 April 28, 2011
RALPH W. MUCERINO

SID SANKARAN
-------------------------------------                Director                 April 28, 2011
SID SANKARAN

CHRISTOPHER L. SPARRO
-------------------------------------                Director                 April 28, 2011
CHRISTOPHER L. SPARRO

MARK T. WILLIS
-------------------------------------                Director                 April 28, 2011
MARK T. WILLIS